EXHIBIT 10.1
AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), is entered into as of March 4, 2025, by and among First Busey Corporation (“First Busey”), Busey Bank (the “Bank,” and together with First Busey, “Employer”) and Amy L. Randolph (“Executive”).
RECITALS
A.    Employer and Executive entered into an Employment Agreement effective as of December 5, 2019 (the “Employment Agreement”), pursuant to which Executive serves as Executive Vice President, Chief Operating Officer of First Busey and the Bank.
B.    Employer and Executive wish to amend certain terms and provisions of the Employment Agreement to reflect Executive’s current salary, position and duties.
NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements of the parties contained herein, the parties hereby agree as follows:
1.    In accordance with Section 3(a) of the Employment Agreement, Executive’s Base Salary, as determined by the Board iin the 2025 calendar year, is $525,000.
2.    Section 2(a) of the Employment Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:
“Subject to the terms of this Agreement, Executive shall devote Executive’s full business time, energies and talent to serving as the Executive Vice President, Chief Operating Officer of First Busey and the Bank, with responsibility for supervising human resources and associate experience, operations and customer service, sales, marketing and branding, customer and corporate communications, strategic project management and planning, consumer and digital banking, and corporate administration, at the direction of hte Chief Executive Officer of First Busey (the “CEO”).”
2.    Except as specifically amended by this Amendment, the Employment Agreement shall remain in full force and effect.
[Signatures on Next Page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

FIRST BUSEY CORPORATION		EXECUTIVE

By:	/s/ VAN A. DUKEMAN	/s/ AMY L. RANDOLPH
	Van A. Dukeman	Amy L. Randolph
Chairman and Chief Executive Officer

BUSEY BANK

By:	/s/ VAN A. DUKEMAN
Van A. Dukeman
Chairman and Chief Executive Officer

Signature Page to Randolph Employment Agreement Amendment